UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

November 17, 2025

Date of Report (Date of earliest event reported)

TRUSTMARK CORPORATION

(Exact name of registrant as specified in its charter)

Mississippi	000-03683	64-0471500
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

248 East Capitol Street, Jackson, Mississippi	39201
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (601) 208-5111

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered Pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	TRMK	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry Into a Material Definitive Agreement.

On November 17, 2025, Trustmark Corporation (the “Company”) agreed to issue and sell (the “Offering”) $175,000,000 aggregate principal amount of its 6.00% Fixed-to-Floating Rate Subordinated Notes due 2035 (the “Notes”), pursuant to an Underwriting Agreement, dated as of November 17, 2025 (the “Underwriting Agreement”), with Keefe, Bruyette & Woods and Goldman Sachs & Co. LLC as underwriters. The Offering will be completed pursuant to the prospectus filed with the Securities and Exchange Commission as part of the Company’s Registration Statement on Form S-3 (File Number: 333-291572), as supplemented by a preliminary prospectus supplement, a final prospectus supplement and free writing prospectuses, each dated November 17, 2025. The Notes will be sold at an underwriting discount of 1.1%, resulting in net proceeds to the Company of approximately $173.1 million before deducting offering expenses. The Company intends to use the net proceeds from the Offering, after the payment of offering expenses, to repay $125,000,000 aggregate principal amount of its outstanding 3.625% Fixed-to-Floating Rate Subordinated Notes due 2030 plus accrued interest, and for general corporate purposes. The Offering is expected to close on November 20, 2025, subject to satisfaction of customary closing conditions.

The Notes will be issued under the Subordinated Indenture, dated as of November 25, 2020 (the “Subordinated Indenture”), between the Company and Wilmington Trust, National Association, as trustee (the “Trustee”), as supplemented by the Second Supplemental Indenture, to be dated as of November 20, 2025 (the “Second Supplemental Indenture,” and, together with the Subordinated Indenture, the “Indenture”).

From and including the date of issuance to, but excluding, December 1, 2030 or the date of earlier redemption, the Notes will bear interest at a fixed rate of 6.00% per year, payable semi-annually in arrears on June 1 and December 1 of each year, commencing on June 1, 2026. Thereafter, from and including December 1, 2030, to, but excluding, the maturity date, December 1, 2035, or the date of earlier redemption, the Notes will bear interest at a floating rate per year equal to the Benchmark rate, which is expected to be Three-Month Term SOFR (each as defined in the Indenture), plus 260 basis points, payable quarterly in arrears on March 1, June 1, September 1 and December 1 of each year, commencing on March 1, 2031. Notwithstanding the foregoing, if the Benchmark rate is less than zero, then the Benchmark rate shall be deemed to be zero.

The Notes, when issued, will be the Company’s unsecured, subordinated obligations and will (i) rank junior in right of payment and upon liquidation to any of the Company’s existing and future Senior Indebtedness (as defined in the Indenture), whether secured or unsecured; (ii) rank equal in right of payment and upon liquidation with any of the Company’s existing and future subordinated indebtedness the terms of which provide that such indebtedness ranks equally with promissory notes, bonds, debentures and other evidences of indebtedness of types that include the Notes; (iii) rank senior in right of payment and upon liquidation with the Company’s existing junior subordinated debentures underlying outstanding trust preferred securities and any indebtedness the terms of which provide that such indebtedness ranks junior to promissory notes, bonds, debentures and other types of indebtedness that include the Notes; and (iv) be effectively subordinated to all of the existing and future indebtedness, deposits and other liabilities of Trustmark Bank and the Company’s other current and future subsidiaries, including, without limitation, Trustmark Bank’s liabilities to depositors in connection with the deposits in Trustmark Bank, its liabilities to general creditors and its liabilities arising during the ordinary course or otherwise.

The Notes may be redeemed at the Company’s option under certain circumstances, as described in the Indenture.

The foregoing summary of the terms of the Underwriting Agreement, the Indenture and the Notes does not purport to be complete and is subject to, and qualified in its entirety by, the full text of (i) the Underwriting Agreement, (ii) the Subordinated Indenture, (iii) the form of Second Supplemental Indenture, and (iv) the form of the Notes, each of which is attached hereto as an exhibit and is incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 above is incorporated by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are filed with this Current Report on Form 8-K:

Exhibit Number	Description of Exhibits

1.1	Underwriting Agreement, dated as of November 17, 2025, by and between Trustmark Corporation and Keefe, Bruyette & Woods and Goldman Sachs & Co. LLC

4.1	Subordinated Indenture, dated as of November 25, 2020, by and between Trustmark Corporation and Wilmington Trust, National Association, as trustee (incorporated by reference to Exhibit 4.6 to Trustmark Corporation’s Registration Statement on Form S-3, filed with the U.S. Securities and Exchange Commission on November 17, 2025).

4.2	Form of Second Supplemental Indenture, by and between Trustmark Corporation and Wilmington Trust, National Association, as trustee.

4.3	Form of 6.00% Fixed-to-Floating Rate Subordinated Notes due 2035 (included in Exhibit 4.2).

5.1	Opinion of Covington & Burling LLP.

5.2	Opinion of Brunini, Grantham, Grower & Hewes, PLLC.

23.1	Consent of Covington & Burling LLP (included in Exhibit 5.1).

23.2	Consent of Brunini, Grantham, Grower & Hewes, PLLC (included in Exhibit 5.2).

104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRUSTMARK CORPORATION

BY:	/s/ Thomas C. Owens
Thomas C. Owens
Treasurer and Principal Financial Officer

DATE:	November 19, 2025